Exhibit 10.2
                               SECURITY AGREEMENT




                           SOS STAFFING SERVICES, INC.
                              INTELIANT CORPORATION
                         SERVCOM STAFF MANAGEMENT, INC.
                          SOS COLLECTION SERVICES, INC.
                     DEVON & DEVON PERSONNEL SERVICES, INC.


                                       TO


                      STATE STREET BANK AND TRUST COMPANY,
                               AS COLLATERAL AGENT





                            DATED AS OF JULY 30, 2001

                               SECURITY AGREEMENT

          SECURITY AGREEMENT (as may be amended, restated, supplemented or otherwise modified from time to time, this "AGREEMENT"), dated as of July 30, 2001, among each of SOS STAFFING SERVICES, INC., a Utah corporation (together with its successors and assigns, the "COMPANY"), INTELIANT CORPORATION, a Delaware corporation and wholly-owned subsidiary of the Company (together with its successors and assigns, "INTELIANT"), SERVCOM STAFF MANAGEMENT, INC., a Utah corporation and wholly-owned subsidiary of the Company (together with its successors and assigns, "SERVCOM"), SOS COLLECTION SERVICES, INC., an Arizona corporation and wholly-owned subsidiary of the Company (together with its successors and assigns, "SOS COLLECTION") and DEVON & DEVON PERSONNEL SERVICES, INC., a California corporation and wholly-owned subsidiary of the Company (together with its successors and assigns, "DEVON;" Inteliant, ServCom, SOS Collection, and Devon individually, a "SUBSIDIARY OBLIGOR," and collectively, the "SUBSIDIARY OBLIGORS;" and the Subsidiary Obligors and the Company collectively, the "OBLIGORS"), and STATE STREET BANK AND TRUST COMPANY, as collateral agent (in such capacity, together with its successors and assigns acting in such capacity pursuant to the Intercreditor Agreement (defined below), the "COLLATERAL AGENT"), for the benefit of (a) WELLS FARGO BANK, NATIONAL ASSOCIATION ("WELLS FARGO"), as administration agent under the Bank Credit Agreement (as defined below) (in such capacity, together with its successors and assigns in such capacity, the "BANK AGENT"), (b) the financial institutions which from time to time are a party to the Bank Credit Agreement as lenders thereunder (including Wells Fargo as a lender under the Bank Credit Agreement, together with the successors and assigns of all such parties, the "BANKS") and
(c) each of JACKSON NATIONAL LIFE INSURANCE COMPANY, GREAT WEST LIFE & ANNUITY INSURANCE COMPANY, FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN, FARM BUREAU MUTUAL INSURANCE COMPANY OF MICHIGAN, THE CANADA LIFE ASSURANCE COMPANY, CANADA LIFE INSURANCE COMPANY OF America, and CANADA LIFE INSURANCE COMPANY OF NEW YORK (collectively, together with their successors and assigns, and future holders from time to time of the Notes (as defined below), the "NOTEHOLDERS" and, collectively with the Banks, the "SECURED PARTIES"). All capitalized terms used herein have the respective meanings ascribed thereto in the Recitals and in
Section 1.

                                 R E C I T A L S

          WHEREAS, the Company, the Bank Agent and the Banks have entered into the Amended and Restated Credit Agreement, dated as of July 27, 1998, by and among the Company and the Banks (as amended and as further amended, restated, refinanced, supplemented or otherwise modified from time to time, the "BANK CREDIT AGREEMENT");

          WHEREAS, pursuant to those separate Note Purchase Agreements, each dated as of September 1, 1998 (as amended and as further amended, restated, refinanced, supplemented or otherwise modified from time to time, the "NOTE PURCHASE AGREEMENTS"), the Company issued to the "Purchasers" (as defined therein) $5,000,000 of its Senior Notes, Series A, due September 1, 2003 and $30,000,000 of its Senior Notes, Series B, due September 1, 2008 (collectively, as amended and as further amended, restated, refinanced or otherwise modified from time to time, the "NOTES");

          WHEREAS, all obligations of the Company under the Bank Credit Agreement and all obligations of the Company under the Notes and the Note Purchase Agreements have been guaranteed by the Subsidiary Obligors and may be guaranteed from time to time by certain other Subsidiaries as provided in the Financing Agreements (such guarantors referred to as the "GUARANTORS" and such guaranties referred to as the "GUARANTIES");

          WHEREAS, pursuant to that certain Intercreditor Agreement, dated as of the date hereof, among the Bank Agent (on behalf of itself and the Banks), the Noteholders and the Collateral Agent, and acknowledged and agreed to by the Company and its Subsidiaries (as amended, restated, supplemented or otherwise modified from time to time, the "INTERCREDITOR AGREEMENT"), the Secured Parties appointed the Collateral Agent to act on behalf of all Secured Parties regarding the Collateral (as defined below) and certain other matters, all as more fully provided therein, and, among other things, further defined the rights, duties, authority and responsibilities of the Collateral Agent and the relationship among the Secured Parties regarding their PARI PASSU interests in the Collateral;

          WHEREAS, it is a condition under the Bank Credit Agreement and the Note Purchase Agreements that the Obligors execute and deliver to the Collateral Agent this Agreement; and

          WHEREAS, the Obligors wish to grant security interests in favor of the Collateral Agent, for the benefit of the Secured Parties, as herein provided;

          NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. DEFINITIONS. All capitalized terms used herein without definitions herein shall have the respective meanings provided therefor in the Intercreditor Agreement. The term "STATE", as used herein, means the State of [New York]. All terms defined in the Uniform Commercial Code of the State and used herein shall have the same definitions herein as specified therein. However, if a term is defined in Article 9 of the Uniform Commercial Code of the State differently than in another Article of the Uniform Commercial Code of the State, the term has the meaning specified in Article 9. The term "OBLIGATIONS", as used herein, means all of the indebtedness, obligations and liabilities of the Obligors to the Banks and the Noteholders, individually or collectively, whether direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising under or in respect of the Bank Credit Agreement, the Notes, the Note Purchase Agreements and the Guaranties, any promissory notes or other instruments or agreements executed and delivered pursuant to any of the foregoing or in connection therewith or this Agreement, and the term "EVENT OF DEFAULT", as used herein, has the meaning given to such term under and within the meaning of the Bank Credit Agreement or the Note Purchase Agreements.

          2. GRANT OF SECURITY INTEREST. Each of the Obligors hereby grants to the Collateral Agent, to secure the payment and performance in full of all of the Obligations, a security interest in and pledges and assigns to the Collateral Agent the following properties, assets and rights of such Obligor, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the "COLLATERAL"): all of such Obligor's personal and fixture property of every kind and nature including without limitation all goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts (including health-care-insurance receivables), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all such Obligor's other investment property, supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, and all general intangibles (including all payment intangibles). The Collateral Agent acknowledges that the attachment of its security interest in any commercial tort claim as original collateral is subject to the Obligors' compliance with ss.4.7.

          3. AUTHORIZATION TO FILE FINANCING STATEMENTS. Each Obligor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of such Obligor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) provide any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State or such other jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether such Obligor is an organization, the type of organization and any organization identification number issued to such Obligor and, (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. The Obligors agree to furnish any such information to the Collateral Agent promptly upon the Collateral Agent's request.

          4. OTHER ACTIONS. Further to insure the attachment, perfection and first priority of, and the ability of the Collateral Agent to enforce, the Collateral Agent's security interest in the Collateral, each Obligor agrees, in each case at the Obligors' expense, to take the following actions with respect to the following Collateral and without limitation on the Obligors' other obligations contained in this Agreement:

               4.1. PROMISSORY NOTES AND TANGIBLE CHATTEL PAPER. If any Obligor shall, now or at any time hereafter, hold or acquire any promissory notes or tangible chattel paper, such Obligor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify.

               4.2. DEPOSIT ACCOUNTS. For each deposit account that any Obligor at any time opens or maintains, such Obligor shall, at the Collateral Agent's request and option, pursuant to an agreement in form and substance satisfactory to the Collateral Agent, either (a) cause the depositary bank to agree to comply, without further consent of such Obligor, at any time with instructions from the Collateral Agent to such depositary bank directing the disposition of funds from time to time credited to such deposit account, or (b) arrange for the Collateral Agent to become the customer of the depositary bank with respect to the deposit account, with such Obligor being permitted, only with the consent of the Collateral Agent, to exercise rights to withdraw funds from such deposit account. The Collateral Agent agrees with each Obligor that the Collateral Agent shall not give any such instructions or withhold any withdrawal rights from any of the Obligors, unless an Event of Default has occurred and is continuing, or, if effect were given to any withdrawal not otherwise permitted by the Financing Agreements would occur. The provisions of this paragraph shall not apply to any deposit accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of the Obligors' salaried employees.

               4.3. INVESTMENT PROPERTY. If any Obligor shall at any time hold or acquire any certificated securities, such Obligor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify. If any securities now or hereafter acquired by such Obligor are uncertificated and are issued to such Obligor or its nominee directly by the issuer thereof, such Obligor shall immediately notify the Collateral Agent thereof and, at the Collateral Agent's request and option, pursuant to an agreement in form and substance satisfactory to the Collateral Agent, either (a) cause the issuer to agree to comply, without further consent of such Obligor or such nominee, at any time with instructions from the Collateral Agent as to such securities, or (b) arrange for the Collateral Agent to become the registered owner of the securities. If any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by any Obligor are held by such Obligor or its nominee through a securities intermediary or commodity intermediary, such Obligor shall immediately notify the Collateral Agent thereof and, at the Collateral Agent's request and option, pursuant to an agreement in form and substance satisfactory to the Collateral Agent, either (i) cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply, in each case without further consent of such Obligor or such nominee, at any time, with entitlement orders or other instructions from the Collateral Agent to such securities intermediary as to such securities or other investment property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Collateral Agent to such commodity intermediary, or (ii) in the case of financial assets or other investment property held through a securities intermediary, arrange for the Collateral Agent to become the entitlement holder with respect to such investment property, with such Obligor being permitted, only with the consent of the Collateral Agent, to exercise rights to withdraw or otherwise deal with such investment property. The Collateral Agent agrees with the Obligors that the Collateral Agent shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by any of the Obligors, unless an Event of Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights not otherwise permitted by the Financing Agreements, would occur. The provisions of this paragraph shall not apply to any financial assets credited to a securities account for which the Collateral Agent is the securities intermediary.

               4.4. COLLATERAL IN THE POSSESSION OF A BAILEE. If any Collateral is at any time in the possession of a bailee, the Obligors shall promptly notify the Collateral Agent thereof and, at the Collateral Agent's request and option, shall promptly obtain an acknowledgement from the bailee, in form and substance satisfactory to the Collateral Agent, that the bailee holds such Collateral for the benefit of the Collateral Agent and such bailee's agreement to comply without further consent of any of the Obligors, at any time with instructions of the Collateral Agent as to such Collateral. The Collateral Agent agrees with the Obligors that the Collateral Agent shall not give any such instructions unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the Obligors with respect to the bailee.

               4.5. ELECTRONIC CHATTEL PAPER AND TRANSFERABLE RECORDS. If any Obligor at any time holds or acquires an interest in any electronic chattel paper or any "transferable record," as that term is defined in
          Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or in ss.16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, such Obligor shall promptly notify the Collateral Agent thereof and, at the request and option of the Collateral Agent, shall take such action as the Collateral Agent may reasonably request to vest in the Collateral Agent control, under ss.9-105 of the Uniform Commercial Code, of such electronic chattel paper or control under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, ss.16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Collateral Agent agrees with the Obligors that the Collateral Agent will arrange, pursuant to procedures satisfactory to the Collateral Agent and so long as such procedures will not result in the Collateral Agent's loss of control, for any of Obligors to make alterations to the electronic chattel paper or transferable record permitted under UCC ss.9-105 or, as the case may be, Section 201 of the federal Electronic Signatures in Global and National Commerce Act or ss.16 of the Uniform Electronic Transactions Act for a party in control to make without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by any of the Obligors with respect to such electronic chattel paper or transferable record.

               4.6. LETTER-OF-CREDIT RIGHTS. If any Obligor is at any time a beneficiary under a letter of credit now or hereafter, such Obligor shall promptly notify the Collateral Agent thereof and, at the request and option of the Collateral Agent, such Obligor shall, pursuant to an agreement in form and substance satisfactory to the Collateral Agent, either (a) arrange for the issuer and any confirmer or other nominated person of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of the letter of credit or (b) arrange for the Collateral Agent to become the transferee beneficiary of the letter of credit, with the Collateral Agent agreeing, in each case, that the proceeds of the letter of credit are to be applied as provided in the Intercreditor Agreement.

               4.7. COMMERCIAL TORT CLAIMS. If any Obligor shall, now or at any time hereafter, hold or acquire a commercial tort claim, such Obligor shall immediately notify the Collateral Agent in a writing signed by such Obligor of the particulars thereof and grant to the Collateral Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Collateral Agent.

               4.8. OTHER ACTIONS AS TO ANY AND ALL COLLATERAL. Each Obligor further agrees, upon request of the Collateral Agent and at the Collateral Agent's option, to take any and all other action as the Collateral Agent may determine to be necessary or useful for the attachment, perfection and first priority of, and the ability of the Collateral Agent to enforce, the Collateral Agent's security interest in any and all of the Collateral, including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code, to the extent, if any, that such Obligor's signature thereon is required therefor, (b) causing the Collateral Agent's name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Collateral Agent to enforce, the Collateral Agent's security interest in such Collateral, (c) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Collateral Agent to enforce, the Collateral Agent's security interest in such Collateral, (d) obtaining governmental and other third party waivers, consents and approvals in form and substance satisfactory to the Collateral Agent, including, without limitation, any consent of any licensor, lessor or other person obligated on Collateral, (e) obtaining waivers from mortgagees and landlords in form and substance satisfactory to the Collateral Agent and (f) taking all actions under any earlier versions of the Uniform Commercial Code or under any other law, as reasonably determined by the Collateral Agent to be applicable in any relevant Uniform Commercial Code or other jurisdiction, including any foreign jurisdiction.

          5. RELATION TO OTHER SECURITY DOCUMENTS. The provisions of this Agreement supplement the provisions of any real estate mortgage or deed of trust granted by any of the Obligors to the Collateral Agent and which secures the payment or performance of any of the Obligations. Nothing contained in any such real estate mortgage or deed of trust shall derogate from any of the rights or remedies of the Collateral Agent hereunder. In addition, to the provisions of this Agreement being so read and construed with any such mortgage or deed of trust, the provisions of this Agreement shall be read and construed with the other Security Documents referred to below in the manner so indicated.

               5.1. STOCK PLEDGE AGREEMENT. Concurrently herewith the Company is executing and delivering to the Collateral Agent a stock pledge agreement pursuant to which the Company is pledging to the Collateral Agent all of the shares of the capital stock of Inteliant, SOS Collection, ServCom and Devon. Such pledge shall be governed by the terms of such stock pledge agreement and not by the terms of this Agreement.

               5.2. TRADEMARK ASSIGNMENTS. Concurrently herewith the Obligors are executing and delivering to the Collateral Agent the Trademark Assignment pursuant to which the Obligors are assigning to the Collateral Agent certain Collateral consisting of trademarks, service marks and trademark and service mark rights, together with the goodwill appurtenant thereto. The provisions of the Trademark Assignment are supplemental to the provisions of this Agreement, and nothing contained in the Trademark Assignment shall derogate from any of the rights or remedies of the Collateral Agent hereunder. Neither the delivery of, nor anything contained in, the Trademark Assignment shall be deemed to prevent or postpone the time of attachment or perfection of any security interest in such Collateral created hereby.

          6. REPRESENTATIONS AND WARRANTIES CONCERNING OBLIGORS' LEGAL STATUS. The Obligors have previously delivered to the Collateral Agent a document entitled "Collateral Questionnaire" (the "COLLATERAL Questionnaire"), a copy of which is attached hereto on Exhibit B. Each Obligor represents and warrants to the Collateral Agent as follows: (a) such Obligor's exact legal name is indicated on the Collateral Questionnaire and on the signature page hereof, (b) such Obligor is an organization of the type, and is organized in the jurisdiction, set forth in the Collateral Questionnaire, (c) the Collateral Questionnaire accurately sets forth such Obligor's organizational identification number or accurately states that such Obligor has none, (d) the Collateral Questionnaire accurately sets forth such Obligor's place of business or, if more than one, its chief executive office, as well as such Obligor's mailing address, if different, (e) all other information set forth on the Collateral Questionnaire pertaining to such Obligor is accurate and complete and (f) there has been no change in any of such information since the date on which the Collateral Questionnaire was delivered by the Obligors.

          7. COVENANTS CONCERNING OBLIGORS' LEGAL STATUS. Each Obligor covenants with the Collateral Agent as follows: (a) without providing at least 30 days prior written notice to the Collateral Agent, such Obligor will not change its name, its place of business or, if more than one, chief executive office, or its mailing address or organizational identification number if it has one, (b) if such Obligor does not have an organizational identification number and later obtains one, such Obligor will forthwith notify the Collateral Agent of such organizational identification number, and (c) such Obligor will not change its type of organization, jurisdiction of organization or other legal structure.

          8. REPRESENTATIONS AND WARRANTIES CONCERNING COLLATERAL, ETC. The Obligors further represent and warrant, jointly and severally; to the Collateral Agent as follows: (a) each Obligor is the owner of or has other rights in or power to transfer its respective Collateral, free from any right or claim of any person or any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement and other liens permitted by the Financing Agreements, (b) none of the Collateral constitutes, or is the proceeds of, "farm products" as defined in ss.9-102(a)(34) of the Uniform Commercial Code of the State, (c) less than 5% of the account debtors or other persons obligated on any of the Collateral is a governmental authority covered by the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral, (d) no Obligor holds any commercial tort claim except as indicated on the Collateral Questionnaire, (e) each Obligor has at all times operated its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances, (f) all other information set forth on the Collateral Questionnaire pertaining to the Collateral is accurate and complete, and (g) there has been no change in any of such information since the date on which the Collateral Questionnaire was delivered by the Obligors.

          9. COVENANTS CONCERNING COLLATERAL, ETC. Each of the Obligors further covenants with the Collateral Agent as follows: (a) the Collateral, to the extent not delivered to the Collateral Agent pursuant to ss.4, will be kept at those locations listed on the Collateral Questionnaire and no Obligor will remove the Collateral from such locations, without providing at least 30 days prior written notice to the Collateral Agent, (b) except for the security interest herein granted and liens permitted by the Financing Agreements, each Obligor shall be the owner of or have other rights in its respective Collateral free from any right or claim of any other person or any lien, security interest or other encumbrance, and each Obligor shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Collateral Agent, (c) no Obligor shall pledge, mortgage or create, or suffer to exist any right of any person in or claim by any person to any of the Collateral, or any security interest, lien or other encumbrance in the Collateral in favor of any person, other than the Collateral Agent except for liens permitted by the Financing Agreements, (d) each Obligor will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon, (e) each Obligor will permit the Collateral Agent, or its designee, to inspect the Collateral at any reasonable time, wherever located, (f) each Obligor will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of the Collateral or incurred in connection with this Agreement, (g) each Obligor will continue to operate its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances, and (h) no Obligor will sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein except for (i) sales and leases of inventory in the ordinary course of its business and (ii) so long as no Event of Default has occurred and is continuing, sales or other dispositions permitted by the Financing Agreements so long as the proceeds of any such sale or disposition are applied in accordance with the Financing Agreements and the Intercreditor Agreement.

          10. INSURANCE.

               10.1. MAINTENANCE OF INSURANCE. Each Obligor will maintain with financially sound and reputable insurers insurance with respect to its respective properties and business against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar geographic areas. Such insurance shall be in such minimum amounts that the Obligors will not be deemed a co-insurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to the Collateral Agent. In addition, all such insurance shall be payable to the Collateral Agent as loss payee. Without limiting the foregoing, the Obligors will (a) keep all of their physical property insured with casualty or physical hazard insurance on an "all risks" basis, with broad form flood and earthquake coverages and electronic data processing coverage, with a full replacement cost endorsement and an "agreed amount" clause in an amount equal to 100% of the full replacement cost of such property to the extent consistent with commercially reasonably past practices of such Obligor, (b) maintain all such workers' compensation or similar insurance as may be required by law and (c) maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims of bodily injury, death or property damage occurring, on, in or about the properties of the Obligors; business interruption insurance; and product liability insurance.

               10.2. INSURANCE PROCEEDS. The proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall, subject to the rights, if any, of other parties with an interest having priority in the property covered thereby, (a) so long as no Default or Event of Default has occurred and is continuing and to the extent that the amount of such proceeds is less than $500,000, be disbursed to the Obligors for direct application by the Obligors solely to the repair or replacement of the Obligors' property so damaged or destroyed and (b) in all other circumstances, be held by the Collateral Agent as cash collateral for the Obligations. The Collateral Agent may, at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as the Collateral Agent may reasonably prescribe, for direct application by the Obligors solely to the repair or replacement of the Obligors' property so damaged or destroyed, or the Collateral Agent may apply all or any part of such proceeds to the Obligations in accordance with the Intercreditor Agreement.

               10.3. CONTINUATION OF INSURANCE. All policies of insurance shall provide for at least 30 days prior written cancellation notice to the Collateral Agent. In the event of failure by any of the Obligors to provide and maintain insurance as herein provided, the Collateral Agent may, at its option, provide such insurance and charge the amount thereof to the Obligors. The Obligors shall furnish the Collateral Agent with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.

          11. COLLATERAL PROTECTION EXPENSES; PRESERVATION OF COLLATERAL.

               11.1. EXPENSES INCURRED BY COLLATERAL AGENT. In the Collateral Agent's discretion, if any of the Obligors fail to do so, the Collateral Agent may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, make repairs thereto and pay any necessary filing fees or insurance premiums. The Obligors agree to reimburse the Collateral Agent on demand for all expenditures so made. The Collateral Agent shall have no obligation to the Obligors to make any such expenditures, nor shall the making thereof be construed as a waiver or cure of any Default or Event of Default.

               11.2. COLLATERAL AGENT'S OBLIGATIONS AND DUTIES. Anything herein to the contrary notwithstanding, the Obligors shall remain obligated and liable under each contract or agreement comprised in the Collateral to be observed or performed by any of the Obligors thereunder. The Collateral Agent shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Collateral Agent of any payment relating to any of the Collateral, nor shall the Collateral Agent be obligated in any manner to perform any of the obligations of any of the Obligors under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Collateral Agent in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Collateral Agent or to which the Collateral Agent may be entitled at any time or times. The Collateral Agent's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under ss.9-207 of the Uniform Commercial Code of the State or otherwise, shall be to deal with such Collateral in the same manner as the Collateral Agent deals with similar property for its own account.

          12. SECURITIES AND DEPOSITS. The Collateral Agent may at any time following and during the continuance of a Default and Event of Default, at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations in accordance with the Intercreditor Agreement. Whether or not any Obligations are due, the Collateral Agent may following and during the continuance of a Default and Event of Default demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from the Collateral Agent to the Obligors may at any time be applied to or set off against any of the Obligations then due and owing.

          13. NOTIFICATION TO ACCOUNT DEBTORS AND OTHER PERSONS OBLIGATED ON COLLATERAL. If a Default or an Event of Default shall have occurred and be continuing, each of the Obligors shall, at the request and option of the Collateral Agent, notify its account debtors and other persons obligated on any of the Collateral of the security interest of the Collateral Agent in any account, chattel paper, general intangible, instrument or other Collateral and that payment thereof is to be made directly to the Collateral Agent or to any financial institution designated by the Collateral Agent as the Collateral Agent's agent therefor, and the Collateral Agent may itself, if a Default or an Event of Default shall have occurred and be continuing, without notice to or demand upon the Obligors, so notify account debtors and other persons obligated on Collateral. After the making of such a request or the giving of any such notification, each Obligor shall hold any proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by such Obligor as trustee for the Collateral Agent without commingling the same with other funds of such Obligor and shall turn the same over to the Collateral Agent in the identical form received, together with any necessary endorsements or assignments. The Collateral Agent shall apply the proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Collateral Agent pursuant to the Intercreditor Agreement.

          14. POWER OF ATTORNEY.

               14.1. APPOINTMENT AND POWERS OF COLLATERAL AGENT. Each Obligor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of such Obligor or in the Collateral Agent's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of such Obligor, without notice to or assent by the such Obligor, to do the following:

                    (a) upon the occurrence and during the continuance of a
               Default or an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise dispose of or deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the State and as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Obligors' expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary or useful to protect, preserve or realize upon the Collateral and the Collateral Agent's security interest therein, in order to effect the intent of this Agreement, all no less fully and effectively as such Obligor might do, including, without limitation, (i) the filing and prosecuting of registration and transfer applications with the appropriate federal, state or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, (ii) upon written notice to such Obligor, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Collateral Agent so elects, with a view to causing the liquidation of assets of the issuer of any such securities and (iii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

                    (b) to the extent that any of such Obligor's authorizations given in ss.3 is not sufficient, to file such financing statements with respect hereto, with or without such Obligor's signature, or a photocopy of this Agreement in substitution for a financing statement, as the Collateral Agent may deem appropriate and to execute in such Obligor's name such financing statements and amendments thereto and continuation statements which may require such Obligor's signature.

               14.2. RATIFICATION BY OBLIGORS. To the extent permitted by law, the Obligors hereby ratify all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and is irrevocable.

               14.3. NO DUTY ON COLLATERAL AGENT. The powers conferred on the Collateral Agent hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Collateral Agent shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to any of the Obligors for any act or failure to act, except for the Collateral Agent's own gross negligence or willful misconduct.

          15. REMEDIES. If an Event of Default shall have occurred and be continuing, the Collateral Agent, without any other notice to or demand upon any of the Obligors, shall have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of the State and any additional rights and remedies as may be provided to a secured party in any jurisdiction in which Collateral is located, including, without limitation, the right to take possession of the Collateral, and for that purpose the Collateral Agent may, so far as any of the Obligors can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Collateral Agent may in its discretion require each Obligor to assemble all or any part of the Collateral at such location or locations within the jurisdictions of the Obligors' principal offices or at such other locations as the Collateral Agent may reasonably designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Collateral Agent shall give to the Obligors at least five Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. The Obligors hereby acknowledge that five Business Days prior written notice of such sale or sales shall be reasonable notice. In addition, each Obligor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Collateral Agent's rights and remedies hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

          16. STANDARDS FOR EXERCISING RIGHTS AND REMEDIES. To the extent that applicable law imposes duties on the Collateral Agent to exercise remedies in a commercially reasonable manner, each Obligor acknowledges and agrees that it is not commercially unreasonable for the Collateral Agent (a) to fail to incur expenses reasonably deemed significant by the Collateral Agent to prepare Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to fail to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as any of the Obligors, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties,
(k) to purchase insurance or credit enhancements to insure the Collateral Agent against risks of loss, collection or disposition of Collateral or to provide to the Collateral Agent a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by the Collateral Agent, to obtain the services of brokers, investment bankers, consultants and other professionals to assist the Collateral Agent in the collection or disposition of any of the Collateral. Each Obligor acknowledges that the purpose of this ss.16 is to provide non-exhaustive indications of what actions or omissions by the Collateral Agent would fulfill the Collateral Agent's duties under the Uniform Commercial Code of the State or any other relevant jurisdiction in the Collateral Agent's exercise of remedies against the Collateral and that other actions or omissions by the Collateral Agent shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this ss.16. Without limitation upon the foregoing, nothing contained in this ss.16 shall be construed to grant any rights to any of the Obligors or to impose any duties on the Collateral Agent that would not have been granted or imposed by this Agreement or by applicable law in the absence of this ss.16.

          17. NO WAIVER BY COLLATERAL AGENT, ETC. The Collateral Agent shall not be deemed to have waived any of its rights and remedies in respect of the Obligations or the Collateral unless such waiver shall be in writing and signed by the Collateral Agent. No delay or omission on the part of the Collateral Agent in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All rights and remedies of the Collateral Agent with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Collateral Agent deems expedient.

          18. SURETYSHIP WAIVERS BY OBLIGORS. Each Obligor waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, each of the Obligors assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Collateral Agent may deem advisable. The Collateral Agent shall have no duty as to the collection or protection of the Collateral or any income therefrom, the preservation of rights against prior parties, or the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in ss.11.2. The Obligors further waive any and all other suretyship defenses.

          19. MARSHALLING. The Collateral Agent shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Obligor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Collateral Agent's rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Obligors hereby irrevocably waive the benefits of all such laws.

          20. PROCEEDS OF DISPOSITIONS; EXPENSES. The Obligors shall pay to the Collateral Agent on demand any and all expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Collateral Agent in protecting, preserving or enforcing the Collateral Agent's rights and remedies under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale or other disposition of Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as is provided in the Intercreditor Agreement. In the absence of final payment and satisfaction in full of all of the Obligations, the Obligors shall remain liable for any deficiency.

          21. OVERDUE AMOUNTS. Upon notice and a failure to pay within three (3) Business Days after such notice, and until paid, all amounts due and payable by the Obligors hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the Default Rate.

          22. COLLATERAL AUDITS. At any time, and from time to time, upon the reasonable request of any of the Secured Parties, an audit of the Collateral shall be performed, in accordance with generally accepted accounting practices, at the sole cost and expense of the Obligors; PROVIDED, however, that the Obligors shall not be required to bear the costs and expenses of more than one such audit in any consecutive twelve-month period.

          23. CONTINUING LIEN; DISCHARGE.

               23.1. CONTINUING LIEN. The security constituted by this Agreement shall be continuing and shall not be considered as satisfied or discharged by any intermediate payment or settlement of the whole or any part of the Obligations and shall be binding until all the Obligations (other than indemnities or other contingent obligations that survive payment in full therefor) have been discharged in full to the satisfaction of the Collateral Agent and all of the Secured Parties have ceased to have any obligation whether actual or contingent to make any credit or accommodation available to any Obligor pursuant to any of the Financing Agreements.

               23.2. DISCHARGE. Upon the irrevocable payment or discharge in full of the Obligations (except indemnities or other contingent obligations that survive payment in full therefor), the Collateral Agent shall, or shall cause its nominees or agents to, reassign and deliver to the Obligors, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise applied by the Collateral Agent pursuant to Intercreditor Agreement and the terms hereof and shall still be held by it or any of the Secured Parties hereunder, together with appropriate instruments of reassignment and release, all without any recourse to, or warranty whatsoever (except that the Collateral is then subject to no lien or encumbrance created by the Collateral Agent or any Secured Party) by, the Collateral Agent or any Secured Party, and at the sole cost and expense of the Obligors; PROVIDED, HOWEVER, that all indemnities of the Obligors contained in this Agreement or any other Financing Agreement shall survive, and remain operative and in full force and effect regardless of, the termination of this Agreement. Upon any such termination of the security interests or the release of the Collateral, the Collateral Agent will, at the Obligors' expense, execute and deliver to the Obligors such documents as the Obligors shall reasonably request to evidence the termination of the security interests in the Collateral.

          24. GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE. The Obligors agree that any action or claim arising out of any dispute in connection with this Agreement, any rights or obligations hereunder or the performance or enforcement of such rights or obligations may be brought in the courts of the State or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon any Obligor by mail at the address listed below its name on the signature page hereto. The Obligors hereby waive any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

          25. WAIVER OF JURY TRIAL. EACH OF THE OBLIGORS WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OR ENFORCEMENT OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, each of the Obligors waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each of the Obligors (a) certifies that neither the Collateral Agent nor any representative, agent or attorney of the Collateral Agent has represented, expressly or otherwise, that the Collateral Agent would not, in the event of litigation, seek to enforce the foregoing waivers or other waivers contained in this Agreement and (b) acknowledges that, in entering into the Financing Agreements, the Collateral Agent is relying upon, among other things, the waivers and certifications contained in this ss.23.

          26. MISCELLANEOUS. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Obligors and their respective successors and assigns, and shall inure to the benefit of the Collateral Agent and its successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. Each of the Obligors acknowledges receipt of a copy of this Agreement.

                         [Next page is signature page.]

          IN WITNESS WHEREOF, intending to be legally bound, each of the Obligors have caused this Agreement to be duly executed as of the date first above written.


                                    SOS STAFFING SERVICES, INC.


                                    By: /s/ JoAnn W. Wagner
                                      -----------------------------------------
                                      Name:  JoAnn W. Wagner
                                      Title: Chairman, President
                                             and Chief Executive Officer



                                    INTELIANT CORPORATION


                                    By: /s/ Kevin Hardy
                                      -----------------------------------------
                                      Name:  Kevin Hardy
                                      Title: Vice President



                                    SERVCOM STAFF MANAGEMENT, INC.


                                    By: /s/ Thomas K. Sansom
                                       ----------------------------------------
                                       Name:  Thomas K. Sansom
                                       Title: President


                                    SOS COLLECTION SERVICES, INC.


                                    By: /s/ John Morrison
                                       ----------------------------------------
                                       Name:  John Morrison
                                       Title: Vice President


                                    DEVON & DEVON PERSONNEL SERVICES, INC.


                                    By: /s/ JoAnn W. Wagner
                                       -------------------------------------
                                       Name:  JoAnn W. Wagner
                                       Title: President

Accepted:

STATE STREET BANK AND TRUST
COMPANY, AS COLLATERAL AGENT



By:
   -------------------------------------
Name:
Title:

                                                                       EXHIBIT A

                                DEPOSIT ACCOUNTS

                                                                       EXHIBIT B

                            COLLATERAL QUESTIONNAIRE

                          CERTIFICATE OF ACKNOWLEDGMENT


COMMONWEALTH OR STATE OF *___________________)
                                             )  ss.
COUNTY OF *__________________________________)

          Before me, the undersigned, a Notary Public in and for the county aforesaid, on this [__] day of July, 2001, personally appeared [_________] to me known personally, and who, being by me duly sworn, deposes and says that [s]he is the [__________] of [________], and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said [_________] acknowledged said instrument to be the free act and deed of said corporation.



                                                     --------------------------
                                                     Notary Public
                                                     My commission expires: